                                                                  EXHIBIT (A)(2)

                             LETTER OF TRANSMITTAL

                      TO TENDER SHARES OF PREFERRED STOCK
                          MEDICAL DEFENSE HOLDING CO.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 8, 1997


                  THE OFFER, PRORATION PERIOD AND WITHDRAWAL
                RIGHTS WILL EXPIRE AT 5:00 P.M., CENTRAL TIME,
               ON OCTOBER 3, 1997 UNLESS THE OFFER IS EXTENDED.


                                The Depositary:
                                UMB BANK, N.A.
                               Telephone Number:
                                (816) 860-7411
                                (call collect)

               By Mail:                              By Hand or
            UMB Bank, n.a.                       Overnight Courier:
     Securities Transfer Division                  UMB Bank, n.a.
            P.O. Box 410064                 Securities Transfer Division
      Kansas City, MO 64141-0064                  928 Grand Avenue
                                                     13th Floor
                                                Kansas City, MO 64106

                             For Information Call:
                              Mark Services, Inc.
                                (800) 982-6275

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  The Instructions accompanying this Letter of Transmittal should be read carefully before the Letter of Transmittal is completed.

  This Letter of Transmittal is to be completed and delivered prior to the Expiration Date by shareholders whose certificates are forwarded herewith pursuant to the procedures set forth in Section 3 of the Offer to Purchase. The term "Expiration Date" means 5:00 p.m., Central Time on October 3, 1997, unless the Company, in its sole discretion, shall have extended the period during which time the Offer is open, in which event the term "Expiration Date" shall mean the latest time and date at which the Offer, as so extended by the Company, shall expire.


------------------------------------------------------------------------------
                   DESCRIPTION OF PREFERRED SHARES TENDERED
                          (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------------------------
   NAME(S),
ADDRESS(ES) AND
   NUMBER OF
   SHARES OF
  REGISTERED
  HOLDER(S).
PLEASE SEE PRE-
ADDRESSED LABEL
  OR FILL IN
  EXACTLY AS
    NAME(S)
 APPEAR(S) ON                          TENDERED CERTIFICATES
CERTIFICATE(S).                   (ATTACH SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------
                         PREFERRED SHARES
                            CERTIFICATE         NO. OF       NO. OF PREFERRED
                              NO(S).       PREFERRED SHARES  SHARES TENDERED*
                        ------------------------------------------------------

                        ------------------------------------------------------

                        ------------------------------------------------------
                           TOTAL PREFERRED SHARES TENDERED

------------------------------------------------------------------------------
 *If you wish to tender fewer than all Preferred Shares evidenced by any certificate listed above, please indicate in this column the number you wish to tender; otherwise, all Preferred Shares evidenced by such certificate will be deemed to have been tendered.
------------------------------------------------------------------------------

                       PRICE PER PREFERRED SHARE AT WHICH
                      PREFERRED SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------

                               CHECK ONLY ONE BOX

  IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER
                           TENDER OF PREFERRED SHARES

--------------------------------------------------------------------------------

      [_] $.30      [_] $.31       [_] $.32       [_] $.33       [_] $.34       [_] $.35
      [_] $.36      [_] $.37       [_] $.38       [_] $.39       [_] $.40

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

UMB Bank, n.a., as Depositary:

  The undersigned tenders to Medical Defense Holding Co. (the "Company") the certificates described above representing shares of its Preferred Stock, $1.00 par value per share ("Preferred Shares") at the price per Preferred Share indicated in this Letter of Transmittal, to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 8, 1997 (the "Offer to Purchase"), receipt of which is acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to and effective upon acceptance for payment of the tendered Preferred Shares, in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to the tendered Preferred Shares that are accepted for payment pursuant to the Offer and irrevocably constitutes and appoints the Depositary as attorney-in-fact for the undersigned with respect to such Preferred Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Preferred Stock, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below), (b) present such certificates for transfer or cancellation of such Preferred Shares on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares, all in accordance with the terms and subject to the conditions of the Offer. The undersigned represents and warrants that (a) the undersigned has a net long position in the Preferred Shares within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) the tender of such Preferred Shares complies with Rule 14e-4.

  The undersigned understands that the Company will determine the single purchase price, not less than $.30 nor in excess of $.40 per Preferred Share (the "Purchase Price"), that will enable it to purchase 5,000,000 Preferred Shares (or such lesser number of Preferred Shares as are properly tendered) pursuant to the Offer, taking into account the number of Preferred Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company expressly reserves the right, in its sole discretion, and regardless of whether any of the events set forth in Section 6 of the Offer to Purchase shall have occurred or been determined by the Company to have occurred, to amend the Offer in any respect (including without limitation, by increasing or decreasing the range of prices which may be paid for the Preferred Shares or the number of Preferred Shares being sought in the Offer). See Section 2 of the Offer to Purchase. The undersigned understands that all Preferred Shares properly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including the proration provision of the Offer to Purchase. The Purchase Price will be paid to the tendering shareholder in cash for all Preferred Shares purchased. The undersigned understands that all Preferred Shares tendered and not purchased pursuant to the Offer, including Preferred Shares tendered at prices in excess of the Purchase Price and Preferred Shares not purchased because of proration, will be returned to the undersigned at the Company's expense as promptly as practicable following the Expiration Date.

  The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to purchase any of the Preferred Shares tendered hereby or may purchase, pro rata with Preferred Shares tendered by other shareholders, fewer than all of the Preferred Shares tendered hereby. In either event, the undersigned understands that the certificates for any Preferred Shares tendered and not purchased by the Company will be returned to the undersigned at the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

  The undersigned understands that tenders of Preferred Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase or in the accompanying Instructions will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The check for the Purchase Price for tendered Preferred Shares that are purchased will be issued to the order of the undersigned as the registered holder of such Preferred Shares and mailed to the address on the previous page unless otherwise indicated under the "Special Payment Instruction" or the "Special Delivery Instructions," below. Similarly, unless otherwise indicated under "Special Payment Instructions" any certificates for Preferred Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) will be returned to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, the check for the Purchase Price and/or any Preferred Shares not tendered or accepted for payment will be issued and delivered to the person or persons so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Preferred Shares from the name of the registered holder thereof if the Company purchases none of the Preferred Shares so tendered.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE MAKING OF THE OFFER. HOWEVER, NEITHER THE COMPANY NOR ITS BOARD OF DIRECTORS MAKE ANY RECOMMENDATION TO SHAREHOLDERS AS TO WHETHER TO TENDER ALL OR ANY PORTION OF THEIR PREFERRED SHARES, OR AS TO THE PRICE AT WHICH THEY SHOULD TENDER. SHAREHOLDERS SHOULD CONSIDER THAT THE COMPANY INTENDS TO SELECT THE LOWEST PURCHASE PRICE NOT LESS THAN $.30 NOR IN EXCESS OF $.40 PER PREFERRED SHARE THAT WILL ENABLE IT TO PURCHASE 5,000,000 PREFERRED SHARES (OR SUCH LESSER NUMBER OF PREFERRED SHARES AS ARE PROPERLY TENDERED) PURSUANT TO THE OFFER. SEE
SECTION 5 OF THE OFFER TO PURCHASE.

                                   SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6
                 IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 BELOW)

  Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by officers of a corporation, trustees, executors, administrators, guardians, attorneys-in-fact or other acting in a fiduciary or representative capacity, please set forth full title and provide proper evidence of such person's authority to sign.

Holder Name(s): ________________________________________________________________
                             (Please Type or Print)

X ______________________________________________________________________________


X ______________________________________________________________________________
                (Signature(s) of Owner(s) or Representative(s))

Capacity (Full Title): _________________________________________________________

Dated: __________________________________________________________________ , 1997

Address: _______________________________________________________________________

--------------------------------------------------------------------------------
                                                                      Zip Code

Area Code and Tel. No.: ________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
            SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION
      (NOT REQUIRED FOR OFFICERS OF CORPORATIONS SIGNING IN SUCH CAPACITY)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                             (Please Type or Print)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

--------------------------------------------------------------------------------
                                                                      Zip Code

Area Code and Tel. No.: ________________________________________________________

Dated: __________________________________________________________________ , 1997

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)          (SEE INSTRUCTIONS 1, 6, 7 AND 8)


  To be completed ONLY if                    To be completed ONLY if
 certificates for Preferred                 certificates for Preferred
 Shares not tendered or not                 Shares not tendered or not
 purchased or the check for the             purchased, or any check issued
 Purchase Price of Preferred                in the name of the undersigned
 Shares purchased, are to be                for the Purchase Price of
 issued in the name of someone              Preferred Shares purchased, are
 other than the undersigned.                to be delivered to someone other
                                            than the undersigned or to the
                                            undersigned at an address other
                                            than that shown above.

 Issue [_] check
 and/or [_] certificate to:


 Name: ___________________________          Mail [_] check
      (Please Type or Print)                and/or [_] certificate to:


 Address:  _______________________          Name: ___________________________
 ---------------------------------               (Please Type or Print)

                           Zip Code
                                            Address:  _______________________
                                            ---------------------------------
                                                                     Zip Code

                         PAYER'S NAME: UMB BANK, N.A.

                      PART I--PLEASE PROVIDE        Social Security No. OR
   SUBSTITUTE         YOUR TIN IN THE BOX AT        Employer Identification
    FORM W-9          RIGHT AND CERTIFY BY          Number
                      SIGNING AND DATING BELOW

                                                    -------------------------
 DEPARTMENT OF     -----------------------------------------------------------
  THE TREASURY
  INTERNAL            PART II--For Payees exempt from backup withholding,
  REVENUE             see the enclosed Guidelines for Certification of
  SERVICE             Taxpayer Identification Number on Substitute Form W-9

 PAYER'S
  REQUEST FOR
  TAXPAYER IDENTIFICATION
  NUMBER (TIN)


Certification--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number, and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest and dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
 ---------------------------------------------------------------------------

 SIGNATURE ________________________________________   DATE __________________

-------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares tendered herewith, and neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" is completed, or (ii) if Preferred Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company or other "eligible guarantor institution" as that term is defined in Rule 17Ad-5 of the Exchange Act (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by shareholders if certificates are forwarded herewith. Certificates for all tendered Preferred Shares, together with a properly completed and duly executed Letter of Transmittal (or a manually signed copy thereof) with any required signature guarantee and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at its address set forth herein and must be received by the Depositary prior to the Expiration Date (as defined in the Offer).

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR PREFERRED SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Preferred Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Preferred Shares for payment.

  Any shareholder wishing to tender Preferred Shares for which the certificate(s) have been lost, stolen or mutilated should contact the Depositary for instructions for obtaining replacement certificate(s).

  3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Tendered Preferred Shares" is inadequate, the certificate numbers, the number of Preferred Shares represented by each certificate and the number of the Preferred Shares tendered from each certificate (for partial tenders only) should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. PARTIAL TENDERS. If fewer than all of the Preferred Shares evidenced by any certificate submitted are to be tendered, fill in the number of Preferred Shares that are to be tendered in the column entitled "No. of Preferred Shares Tendered" in the box captioned "Description of Preferred Shares Tendered." In such case, if some or all of the tendered Preferred Shares are purchased, new certificates for the remainder of the Preferred Shares evidenced by your old certificates will be sent to you, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date of the Offer. All Preferred Shares represented by certificates listed are deemed to have been tendered unless otherwise indicated.

  5. INDICATION OF PRICE FOR TENDERED PREFERRED SHARES. For Preferred Shares to be tendered properly, shareholders must check the appropriate box indicating that the price per Preferred Share at which they are tendering Preferred Shares under "Price Per Preferred Share At Which Preferred Shares Are Being Tendered" on this Letter of Transmittal. Shareholders must check one and only one box. If more than one box is checked or if no box is checked, the tender of the Preferred Shares will be improper. Shareholders who desire to tender portions of their Preferred Shares at different prices must complete a separate Letter of Transmittal for each price at which they wish to tender each such portion of their Preferred Shares.

  6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

  (a) If this Letter of Transmittal is signed by the registered holder(s) of the certificates tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

  (b) If any of the Preferred Shares tendered hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

  (c) If any tendered Preferred Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of certificates.

  (d) When this Letter of Transmittal is signed by the registered holder(s) of the certificates listed and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, payment is to be made or the certificates for unpurchased Preferred Shares are to be issued to a person other than the registered holder(s), then the certificates transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

  (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Depositary of their authority so to act.

  (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed and tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

  7. STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, payable on the transfer to it of Preferred Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Preferred Shares are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted to the Company.

  8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If checks are to be issued in the name of, and/or certificates for unpurchased Preferred Shares are to be issued to, a person other than the signer of the Letter of Transmittal, or if checks are to be sent and/or such certificates are to be returned to someone other than the signer of the Letter of Transmittal or to an address other than the one shown above in the box captioned "Description of Preferred Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed and the signature(s) must be guaranteed by an Eligible Institution. See Instruction 1.

  9. IRREGULARITIES. All questions as to the number of Preferred Shares to be accepted, the Purchase Price and the validity, form, eligibility (including time of receipt) and acceptance of any tender of Preferred Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance for payment of or payment for which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions set forth in the Offer or any defect or irregularity in any tender with respect to any particular Preferred Shares or any particular shareholder.

  Neither the Company, the Depositary, the Information Agent nor any other person will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured by the tendering shareholder or waived by the Company.

  10. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at its address set forth below.

  11. SUBSTITUTE FORM W-9. Shareholders other than corporations and certain foreign individuals may be subject to backup federal income tax withholding. Each such tendering shareholder or other payee who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided as a part of this Letter of Transmittal, and to indicate that the shareholder or other payee is not subject to backup withholding by certifying the information in part 2 of the Form W-9. For an individual, his TIN will generally be his social security number. Failure to complete and return the Form W-9 may subject the tendering shareholder or other payee to 31% backup federal income tax withholding on the payments made to the shareholder or other payee with respect to Preferred Shares purchased pursuant to the Offer and to a monetary penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. For additional information concerning Substitute Form W-9, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

                               ----------------

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED COPY), TOGETHER WITH CERTIFICATES AND OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OF THE OFFER.

                    THE INFORMATION AGENT FOR THE OFFER IS:
                               MARK SERVICES INC.
                             7155 S.W. 47TH STREET
                                   SUITE 311
                              MIAMI, FLORIDA 33155

                             FOR INFORMATION CALL:
                                 (800) 982-6275